SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            The Securities Exchange Act of 1934 (Amendment No. _____)

|X|   Filed by the Registrant

|_|   Filed by a party other than the Registrant

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material under ss. 240.14a-12

                                 HUSKER AG, LLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction: (5) Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 HUSKER AG, LLC
                                54048 Highway 20
                            Plainview, Nebraska 68769

                    NOTICE OF 2004 ANNUAL MEETING OF MEMBERS
                                  TO BE HELD ON
                                  JUNE 7, 2004

To the Members of Husker Ag, LLC:

      Notice is hereby given that the 2004 Annual Meeting of Members (the "Annual Meeting") of Husker Ag, LLC (the "Company") will be held at Plainview High School, Tartan Gymnasium, 301 West Pilcher, Plainview, Nebraska, and will commence at 10:00 a.m., local time for the following purposes:

      1. To elect four (4) Class III Directors to serve until the 2007 Annual Meeting of Members and until their successors are elected.

      2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. IF YOU HAVE ANY QUESTIONS REGARDING THE INFORMATION IN THE PROXY STATEMENT OR REGARDING COMPLETION OF THE ENCLOSED FORM OF PROXY, PLEASE CALL THE COMPANY AT (402) 582-4446.

      The Board of Directors is not aware of any other business to come before the Annual Meeting. Only members of record at the close of business on May 3, 2004 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof.

      ALL MEMBERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ASSURE THE PRESENCE OF A QUORUM, YOU ARE REQUESTED TO PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, BY FAX OR IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE ANNUAL MEETING IN PERSON.

                                     BY ORDER OF THE BOARD OF DIRECTORS,

                                     /s/  Gary Kuester

                                     Gary Kuester
                                     Chairman of the Board

Plainview, Nebraska
May 7, 2004

EACH MEMBER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY EITHER BY FAX OR IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A MEMBER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE MEMBERSHIP UNITS IN PERSON.

                                 HUSKER AG, LLC
                                54048 Highway 20
                            Plainview, Nebraska 68769

                    ---------------------------------------

                                 PROXY STATEMENT
                         2004 Annual Meeting of Members
                                  June 7, 2004

                     ---------------------------------------


                       SOLICITATION AND VOTING INFORMATION

      The enclosed proxy is solicited by the Board of Directors of Husker Ag, LLC (the "Company") for use at the Annual Meeting of Members of the Company to be held on June 7, 2004, and at any adjournment thereof. Such meeting is to be held at the Plainview High School, Tartan Gymnasium, 301 West Pilcher, Plainview, Nebraska, and will commence at 10:00 a.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from members either in person or by telephone, facsimile or letter without extra compensation.

VOTING RIGHTS AND OUTSTANDING MEMBERSHIP UNITS

      Holders of Membership Units of the Company (the "Membership Units") of record at the close of business on May 3, 2004 (the "Record Date") are entitled to vote at the Annual Meeting. As of that date, there were 15,318 Membership Units issued and outstanding. Each member entitled to vote will have one vote for each Membership Unit owned of record by such member as of the close of business on the Record Date on any matter which may properly come before the meeting. This Proxy Statement and the enclosed form of proxy are being mailed to members on or about May 7, 2004. The 2003 annual report of the Company to its members is being mailed to members with this Proxy Statement.

      The presence of a majority of the outstanding Membership Units of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

      All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate votes cast for directors or withheld, affirmative and negative votes and abstentions. Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the members.

PROXY VOTING

      Membership Units cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a member may authorize the voting of his, her or its Membership Units at the Annual Meeting. The Membership Units represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the member's directions. Members are urged to specify their choices by marking the appropriate boxes on the enclosed proxy. If no choice has been specified and the enclosed proxy is properly executed and returned, the Membership Units will be voted FOR the persons nominated by the Board for election as directors. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

      Execution of the enclosed proxy will not affect a member's right to attend the Annual Meeting and vote in person. Any member giving a proxy has the right to revoke it by voting at the meeting, by giving either personal or written notice of such revocation to Mr. Gary Kuester, Chairman of the Board and President of Husker Ag, LLC, at the Company's offices at 54048 Highway 20, Plainview, Nebraska 68769, or to Corporate Secretary, Fredrick J. Knievel, at the commencement of the Annual Meeting.

      Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the members.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

      If you own a Membership Unit of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy. We encourage you to vote your Membership Unit in advance of the Annual Meeting date by returning the enclosed proxy, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described above even if you have already voted.

SOLICITATION

      This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to members, for beneficial owners of Membership Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such recordholders for completing the mailing of such material and report to such beneficial owners.

      YOUR PROXY VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

      THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY and delegates discretionary authority with respect to any additional matters which may properly come before the Annual Meeting. Although the Board is not currently aware of any additional matter, if other matters do properly come before the Annual Meeting, proxies will vote thereon in accordance with their best judgment.

      IF YOU HAVE ANY QUESTIONS REGARDING THE INFORMATION IN THE PROXY STATEMENT OR REGARDING COMPLETION OF THE ENCLOSED FORM OF PROXY, PLEASE CALL THE COMPANY AT (402) 582-4446.

                            PROPOSAL TO BE VOTED UPON

ELECTION OF DIRECTORS AND VOTING

      The only proposal for the 2004 Annual Meeting is the election of four Class III directors to hold office until the 2007 Annual Meeting of Members or until a successor is duly elected and qualified. The following current directors have been nominated by the Board of Directors: Gary Kuester, Scott Carpenter and Fredrick Knievel. In addition, the Board of Directors has nominated David Stearns for a Class III directorship. Detailed information on each nominee is provided in the Information About Current Directors and Nominees section.

      As indicated in the proxy, where no direction is given, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this Proxy Statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors. Members who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the election of a director.

      YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR CLASS III DIRECTORS.

CUMULATIVE VOTING DESCRIPTION

      Members have cumulative voting rights. Each Member entitled to vote has the right to vote, in person or by proxy, the number of membership units owned by him or her for as many persons as there are directors to be elected and for whose election he or she has a right to vote, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors multiplied by the number of his or her Units, or by distributing such votes on the same principle among any number of candidates.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion. By marking the appropriate box on the form of proxy, a member may withhold authority to vote for all of the nominees listed below or, by inserting individual names in the blank space provided, may withhold the authority to vote for any one or more of such nominees. Neither Membership Units nor proxies may be voted for a greater number of persons than the number of nominees shown below.

      Votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast in the director election.

      The four nominees receiving the highest vote totals will be elected as directors of the Company at the Annual Meeting; provided a quorum is present.

                INFORMATION ABOUT NOMINEES AND CURRENT DIRECTORS

      Four directors are to be elected at this Annual Meeting to hold office until the 2007 Annual Meeting of Members or until a successor is duly elected and qualified. The Articles of Organization, as amended, of the Company provide for classification of directors into three classes, with each class serving staggered three-year terms. The Company's Second Amended and Restated Agreement, as amended (the "Operating Agreement"), provides for thirteen directors, with four Class III directors to be elected in 2004, five Class I directors to be elected in 2005 and four Class II directors to be elected in 2006.

      All of the nominees have been directors since the formation of the Company with the exception of David Stearns, who was recommended for nomination as a Class III director by the Company's Nominating Committee, and approved by the Company Board of Directors.

           YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR CLASS III DIRECTORS.

           The following table contains certain information with respect to the persons currently serving as directors including those persons nominated for election at the 2004 Annual Meeting of Members:

CLASS III NOMINEES FOR THE BOARD OF DIRECTORS:

----------------------------------------------------------------------------------------------------------------------
                  NAME AND PRINCIPAL OCCUPATION           AGE       YEAR FIRST BECAME DIRECTOR       TERM EXPIRES
----------------------------------------------------------------------------------------------------------------------
Gary Kuester
Owner, Kuester Hay                                        58                   2000                      2004
Stanton, Nebraska
----------------------------------------------------------------------------------------------------------------------
Fredrick J. Knievel
President and Co-owner, Knievel Farms, Inc.               62                   2000                      2004
Clearwater, Nebraska
----------------------------------------------------------------------------------------------------------------------
Scott Carpenter
Vice President, Carpenter Farms, Inc.                     42                   2000                      2004
Creighton, Nebraska
----------------------------------------------------------------------------------------------------------------------
David Stearns
Commodities Assistant, AGRI-Energy, LLC                   56                     -                         -
Luverne, Minnesota
----------------------------------------------------------------------------------------------------------------------

1 The Company's Nominating Committee nominated Mr. Stearns for election as a Class III director at its meeting held April 20, 2004. Cory A. Furstenau, a current Class III director, elected to not to seek re-election for his Class III director seat.

BIOGRAPHICAL INFORMATION ON CLASS III NOMINEES

      GARY KUESTER is the owner of Kuester Hay, a company that buys and sells alfalfa and grass hay located near Stanton, Nebraska. Kuester Hay has been in business for 22 years. Mr. Kuester has been involved in ethanol production for many years through a small ethanol production facility located on his family farm and has been licensed to produce ethanol since 1992. He is presently enlarging his farm facility to two million gallons annual production.

      FREDRICK J. KNIEVEL is the President and co-owner of Knievel Farms, Inc. which is a farming operation located near Clearwater, Nebraska and engaged in the production of corn, soybeans, hay and cattle.

      SCOTT J. CARPENTER is vice president and co-owner of Carpenter Farms, Inc., which is a family farm corporation in existence since 1991 located near Creighton, Nebraska. Mr. Carpenter has been involved in farming for over 20 years, and is engaged in the production of corn, soybeans, hay and cattle. Mr. Carpenter has been a member of the Creighton Volunteer Fire Department for over 16 years and is currently holding the office of President. He is also chairman of the Zoning Board of Adjustments for the City of Creighton and has been a member of the board since it was formed in 2000. Mr. Carpenter is Vice Chairman of Husker Ag, and was a director from 2000 through June 2002, and from November 2002 to present.

      DAVID STEARNS currently resides in Luverne, Minnesota, where he was born and raised. Mr. Stearns has been employed as a Commodities Assistant with AGRI-Energy, LLC, a 12-million gallon per year ethanol plant located in Luverne, Minnesota, since August 1998. Mr. Stearn's duties with AGRI-Energy, LLC include the selling and scheduling of sales of distiller grains, and management of the scale office for all inbound and outbound commodities.

CLASS I AND CLASS II DIRECTORS:

---------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR FIRST BECAME
                  NAME AND PRINCIPAL OCCUPATION               AGE          DIRECTOR           CLASS       TERM EXPIRES
---------------------------------------------------------------------------------------------------------------------------
Stanley Gyberg
Farmer                                                        60             2003              II             2006
Luverne, Minnesota
---------------------------------------------------------------------------------------------------------------------------
Mike Kinney
Vice President, Kinney, Inc.                                  46             2000              II             2006
Elgin, Nebraska
---------------------------------------------------------------------------------------------------------------------------
David A. Kolsrud                                                                               II
General Manager, CORN-er Stone Farmers Coop.                  55             2002                             2006
Beaver Creek, Minnesota
---------------------------------------------------------------------------------------------------------------------------
J. Alex Thramer                                               75             2000              II             2006
Self-employed, Thramer Irrigation
Ewing, Nebraska
---------------------------------------------------------------------------------------------------------------------------
O. Kelly Hodson
President, West-Hodson Lumber Company                         49             2000               I             2005
Osmond, Nebraska
---------------------------------------------------------------------------------------------------------------------------
James Hall
Vice President, CORN-er Stone Farmers Coop.                   58             2001               I             2005
Sioux Falls, South Dakota
---------------------------------------------------------------------------------------------------------------------------
O. Wayne Mitchell
Vice President, Technology and Business                       48             2001               I             2005
   Development, Fagen, Inc
Willmar, Minnesota
---------------------------------------------------------------------------------------------------------------------------
Ronald A. Fick
Self-employed, Harvest Farms                                  49             2002               I             2005
Luverne, Minnesota
---------------------------------------------------------------------------------------------------------------------------
Robert Brummels                                               53             2004               I             2005
Farmer
Coleridge, Nebraska
---------------------------------------------------------------------------------------------------------------------------


Husker Ag's original Board of Directors consists of thirteen members. On February 17, 2004, director Jack Frahm resigned from the Board of Directors, which position was filled by the appointment of Robert Brummels by the Husker Ag Board of Directors effective May 1, 2004.

BIOGRAPHICAL INFORMATION ON CLASS I AND II DIRECTORS

      STANLEY GYBERG is a self-employed farmer and has been actively engaged in farming for 37 years and currently operates an 800 acre farm with a corn and soybean rotation. In addition to farming, Mr. Gyberg has been involved in the cattle feeding industry. Mr. Gyberg currently serves as a member of the Board of Directors of CORN-er Stone Farmers Coop., and as an alternate to the Board of Governors of AGRI-Energy, LLC, a 12 million gallon a year ethanol plant in Luverne, Minnesota. He has served as an alternate on the AGRI-Energy Board since 2002. Since 1980, Mr. Gyberg has served as the Clerk of the Kanaranzi Township. Mr. Gyberg is also currently the Chairman of the Southwest Minnesota Farmers Co-op. Elevator, a full service grain, agronomy and feed cooperative with sales between $30-40 million per year. The Southwest Minnesota Farmers Co-op. Elevator is located in Luverne, Minnesota and has over 500 members. Mr. Gyberg has served as a member of the Board of the Southwest Minnesota Farmers Co-op. Elevator for 12 years and has served as the Chairman for the past 9 years. Mr. Gyberg has been married to his wife Irene for 38 years and they have 3 grown children.

      MIKE KINNEY has been employed by Kinney, Inc., which is a family farm corporation located near Elgin, Nebraska since 1974. He is currently serving as Vice President of Kinney, Inc. Mr. Kinney is also a partner in Kinney Bros., a farming operation.

      DAVID A. KOLSRUD is the General manager and a member of CORN-er Stone Farmers Cooperative, which was formed in 1995 and served as Chairman until 2000. Mr. Kolsrud also continues to work as a self-employed farmer, an occupation he has had since 1973. He also serves as Chairman of the Valley Springs Farmers Cooperative, a farm supply co-op in Valley Springs, South Dakota. He has served on the Valley Springs Board for 16 years and has served as Chairman for the past 13 years. Mr. Kolsrud formerly served as the Chairman of the Minnesota Coalition for Ethanol. He also served on the Board of Governors of AGRI-Energy, LLC ( a 12 million gallon a year ethanol plant in Luverne, Minnesota). He has served on the AGRI-Energy Board since 1997 and served as its Vice President until 1999.

      J. ALEX THRAMER is self-employed in the irrigation sales and services industry by Thramer Irrigation located near Ewing, Nebraska which has been in operation for over 30 years.

      O. KELLY HODSON has been President and manager of West-Hodson Lumber Company, Inc. since 1980, a retail building material sales and construction company located in Osmond, Nebraska. Mr. Hodson has been President of the Creighton, Nebraska branch of West-Hodson Lumber Company, Inc since 1999. He has also been a partner in West-Hodson Lumber Company, a partnership located in Crofton, Nebraska, since 1995.

      RONALD A. FICK is self-employed and has had a corn and soybean grain farming operation (Harvest Farms) since 1973. He is also co-owner of a gravel and rock extraction business. Mr. Fick's operations are located just to the southwest of Luverne, Minnesota.

      JAMES HALL, of Sioux Falls, South Dakota, is currently a director of CORN-er Stone Farmers Coop. Mr. Hall has been a farmer for thirty-eight years in Southeast South Dakota. Mr. Hall is also currently President of the Lincoln County Farm Bureau and the Lincoln County Soybean Association.

      O. WAYNE MITCHELL, of Wilmar, Minnesota, is currently the Vice President, Technology and Business Development for Fagen, Inc. and has worked for Fagen since June 2000. Prior to joining Fagen, he served as Process Team Leader from May 1998 to June 2000 for Reilly Industries, Inc., where he directed multidisciplinary teams engaged in chemical process research and development. From March 1998 to June 2000, Mr. Mitchell was President and owner of Solid Rock Consulting, LLC, a private company providing consulting services to the ethanol industry. Solid Rock Consulting is currently inactive. From May 1996 to May 1998, he worked as Plant Manager and Quality Assurance Manager for Micronutrients, LLC, an animal feed supplement manufacturer. From January 1993 to May 1996, he served as the Design Engineer for Broin and Associates, Inc., where he performed detailed process design and start-up of dry grind ethanol plants. From August 1991 to January 1993, he served as senior environmental project engineer for Heritage Environmental Services, Inc. where he was involved in environmental consulting and project management at major oil refineries. Prior to that, Mr. Mitchell served as an area manager for Ethyl Corporation. Mr. Mitchell also serves on the Board of Directors of Golden Triangle Energy, LLC, an ethanol plant in Craig, Nebraska, Badger State Ethanol, LLC, an ethanol plant in Monroe, Wisconsin, Big River Resources, LLC, an ethanol plant in West Burlington, Iowa and KAAPA Ethanol, LLC, an ethanol plant in Minden, Nebraska. He also serves on the Board of Governors of AGRI-Energy, LLC, a 12 million gallon a year ethanol plant in Luverne, Minnesota.

      ROBERT BRUMMELS, of Coleridge, Nebraska, is a lifelong resident of Cedar County, Nebraska. He and his wife currently operate a farm northeast of Coleridge where they raise corn, soybeans and alfalfa and own a cow-calf herd. Prior to farming, Mr. Brummels was in the dairy business from 1974 through 1986 and in the hog business from 1987 through 1998. In 1973 Mr. Brummels graduated from the University of Nebraska-Lincoln College of Agriculture with a Bachelor of Science degree in animal science.

BOARD OF DIRECTORS' MEETINGS

      The Board of Directors generally meets once or twice each month. The Board of Directors held 22 regularly scheduled and special meetings during the fiscal year ended December 31, 2003. Each incumbent director, except for Wayne Mitchell and Alex Thramer, attended at least 75% of the meetings of the Board of Directors and the committees of which he was a member during the fiscal year ended December 31, 2003.

AUDIT COMMITTEE MEETINGS

      The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. O. Kelly Hodson, who serves as the chairman of the committee, Cory A. Furstenau, and Scott Carpenter currently comprise the Company's Audit Committee. Mr. Furstenau has elected not to seek re-election to the Board of Directors and will no longer remain a member of the Audit Committee after the 2004 Annual Meeting. Mr. Kuester was a member of the Audit Committee during 2003 and until February 18, 2004, when he resigned from the Audit Committee. The Company believes that the members of the Audit Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of The NASDAQ Stock Market. The Audit Committee held six regularly scheduled or special meetings during the fiscal year ended December 31, 2003.

AUDIT COMMITTEE REPORT

      The following report was delivered to the Board of Directors of the Company by the Audit Committee on March 26, 2004. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

         REPORT OF AUDIT COMMITTEE OF HUSKER AG, LLC BOARD OF DIRECTORS

March 26, 2004

To the Board of Directors of Husker Ag, LLC:

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2003.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent accountants their independence.

Based on the reviewed and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in the Husker Ag, LLC Annual Report on Form-10KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Husker Ag, LLC Board of Directors:

O. Kelly Hodson, Chairman
Cory Furstenau
Scott Carpenter


      BKD, LLP, the Company's independent certified public accountants for the three period ended December 31, 2003, performed various audit, audit-related, tax and other services for Husker Ag as indicated below.

      Audit Fees. Fees for audit services totaled $41,650 in 2003 and $33,423 in 2002. Fees for audit services include fees associated with the annual audit and reviews of the Company's quarterly reports on Form 10-QSB.

      Audit-Related Fees. Fees for audit-related services, principally including accounting consultation, totaled $25,245 for 2003. There were no audited-related services for 2002.

      Tax Fees. Fees for tax services, including $12,000 for tax preparation, and $45,918 for tax compliance, advice, and planning (which included $27,295 for a cost segregation study), totaled $57,918 in 2003 and $13,545 in 2002.

      In addition, the Company reimbursed BKD, LLP for expenses totaling $5,672 for 2003 and $4,385 for 2002.

      All Other  Fees.  The  Company  paid no other fees in 2003 or 2002 to BKD,
LLP.

      Pre-Approval Policies and Procedures. In accordance with Section 10(A)(i) of the Securities and Exchange Act of 1934, the Company Audit Committee approves the engagement of our independent accountants to render audit and non-audit services before those services are rendered, considering, among other things, whether the proposed engagement would impact the independence of the auditors. All of the fees of BKD,LLP reflected above were approved by the Audit Committee.

OTHER COMMITTEES

      The Company has established a Personnel Committee which is responsible for compensation consisting of Stanley Gyberg, Cory Furstenau, Gary Kuester, Scott Carpenter and Wayne Mitchell. Allen Sievertsen serves as an advisory member of the Personnel Committee. The Personnel Committee held one meeting during the fiscal year ended December 31, 2003.

      Pursuant to a resolution adopted at the Company's Board of Directors' meeting held March 5, 2002, the Board of Directors established a standing Nominating Committee to be elected from its members. The Nominating Committee does not have a charter. The Nominating Committee currently consists of James Hall, Wayne Mitchell, Dave Kolsrud and Alex Thramer. The Company believes that the members of the Nominating Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of the NASDAQ Stock Market. The Nominating Committee held one regularly scheduled meeting during the fiscal year ended December 31, 2003.

      The principal responsibility of the Nominating Committee is to recommend to the Board prior to the annual members' meetings nominees for election to the Board of Directors for whom the Company will solicit proxies. Also, in the event of a vacancy, the Nominating Committee may recommend to the Board a nominee to fill such vacancy.

      The Nominating Committee actively solicits nominations for the Company Board of Directors from the Company's members, including a statement concerning the submission of nominations described on the Company's website at www.huskerag.com. Such nominations are considered by the Nominating Committee in its recommended slate of directors, and the Nominating Committee does consider and evaluate the experience of incumbent directors in making its recommendations. Candidates for election to the Board of Directors for the 2004 Annual Meeting, including Board nominee David Stearns, were self-nominated. At the Board of Directors' meeting held April 20, 2004, the Nominating Committee provided the Board with its recommendations with respect to the directors to be elected at this 2004 Annual Meeting. Although the Company has established formal procedures with respect to making nominations with respect to the election of directors, as described below, there are no formal procedures for the purpose of making recommendations concerning nominees to the Nominating Committee, and no formal minimum qualifications have been established that the Nominating Committee believes must be met by nominees recommended by the Nominating Committee. In accordance with Section 6.1(c) of the Company's Operating Agreement, directors do not need to be residents of the State of Nebraska or members of the Company.

      Section 6.1(d) of the Company's Operating Agreement states that nominations for election to the Board of Directors may be made by the Board of Directors, the Nominating Committee, or by any member entitled to vote for the election of directors. Pursuant to Section 6.1(d), to be considered at the 2005 Annual Meeting, nominations must be submitted in writing to the Chairman of the Board or Corporate Secretary at the Company's principal office, 54048 Highway 20, Plainview, Nebraska 68769 no earlier than October 1, 2004 and no later than March 31, 2005.

                                   MANAGEMENT

      The Company's day to day affairs are managed by Allen H. Sievertsen, General Manager, its executive officers who are appointed for a one year term, and its Board of Directors. Executive officers of the Company, and other significant employees of the Company, are listed below:



NAME AND AGE                                   CURRENT POSITION AND BUSINESS HISTORY
---------------------------------------------- --------------------------------------------------------------------------
Gary  Kuester  (58) . . . . . . . . . . . . .  Chairman of the Board and  President  since  March 24,  2003/1/ and from inception to June 24, 2002.

Scott  Carpenter (42) . . . . . . . . . . . .  Vice  Chairman  of the Board and Vice  President  since March 24, 2003/2/.

Fredrick  Knievel  (62) . . . . . . . . . . .  Secretary of the Company since February, 2004.

Cory  Furstenau  (26) . . . . . . . . . . . .  Treasurer of the Company since July 2003.

Allen H.  Sievertsen  (54). . . . . . . . . .  General Manager since August 10, 2001

1 Gary Kuester was elected Chairman of the Board and President on March 24, 2003 when O. Kelly Hodson resigned. Mr. Hodson served as Chairman of the Board and President from June 24, 2002 through March 24, 2003. Prior to Mr. Hodson, Gary Kuester served as Chairman of the Board and President since inception of the Company.

2 Scott Carpenter was elected Vice Chairman of the Board and Vice President on March 24, 2003 when Gary Kuester was elected Chairman and President. Prior to Mr. Carpenter, Gary Kuester served as Vice Chairman of the Board and Vice President since June 24, 2002. Prior to Mr. Kuester, J. Alex Thramer served as Vice Chairman of the Board and Vice President since inception of the Company.

      Allen H. Sievertsen, age 55, has been General Manager of the plant since August 10, 2001. Prior to joining Husker Ag, Mr. Sievertsen worked from June 2001 through August 2001 as a supervisor for Eaton Corp., from November 1999 through June 2000, as a site manager for Bruckner Supply, and from May 1996 through November 1999, as a supervisor for Eaton Corp. On August 10, 2001, the Company entered in a contract labor agreement with Mr. Sievertsen for $7,500 per month plus reimbursement of expenses. On March 1, 2002, the Company converted Mr. Sievertsen's position to a salaried position on substantially the same terms as set forth in the contract labor agreement; and in connection with such conversion, mutually agreed to terminate the contract labor agreement.

      Doug Reisdorfer, age 31, has been Plant Manager for Husker Ag since October, 2002. Prior to coming to Husker Ag, Mr. Reisdorfer was a plant operator from November 2000 through September 2002 for AGRI-Energy, LLC at the plant located in Luverne, Minnesota. From November 1994 through November 2000, Mr. Reisdorfer served as a helicopter crew chief in the U.S. Army.

      Teresa Reisdorfer, age 29, was hired as Husker Ag's plant accountant in April 2003. Prior to her work for Husker Ag, Ms. Reisdorfer worked as an accountant for Mouws Feed & Grain, from May 2001 through November 2002. Ms. Reisdorfer is the wife of Doug Reisdorfer.

                            COMPENSATION OF OFFICERS

           The following table sets forth all compensation paid or payable by the Company during the past fiscal year to the President and Vice President of the Company and the Company's General Manager:

                           SUMMARY COMPENSATION TABLE


                                       ANNUAL COMPENSATION
---------------------------------------------------------------------------------------------------
                                                                                  ALL OTHER
  NAME AND PRINCIPAL POSITION                      YEAR        SALARY            COMPENSATION
  ---------------------------                      ----        ------            ------------
  Gary Kuester1, Chairman of the Board and         2003         $0                 $2,150/3/
  President                                        2002         $0                 $2,500/3/
                                                   2001         $0                 $  100/3/


  Scott Carpenter2, Vice Chairman of
  the Board and Vice President                     2003         $0                 $1,800/3/
                                                   2002         $0                 $1,100/3/
                                                   2001         $0                 $  100/3/

  Allen H. Sievertsen, General Manager             2003         $101,000           $1,342/4/
                                                   2002          $90,000           $2,585/4/
                                                   2001          $31,875           $1,800/4/
---------------------------------------------------------------------------------------------------

---------------
1 Gary Kuester was elected Chairman of the Board and President on March 24, 2003 when O. Kelly Hodson resigned. Mr. Hodson served as Chairman of the Board and President from June 24, 2002 through March 24, 2003 and during such period, Mr. Hodson did not receive any salary or compensation for his services other than directors' and committee meeting fees. Prior to Mr. Hodson, Gary Kuester served as Chairman of the Board and President since inception of the Company and Mr. Kuester did not receive any salary or other compensation for his services other than directors' and committee meeting fees.

2 Scott Carpenter was elected Vice Chairman of the Board and Vice President on March 24, 2003 when Gary Kuester was elected Chairman and President. Prior to Mr. Carpenter, Gary Kuester served as Vice Chairman of the Board and Vice President since June 24, 2002 and Mr. Kuester did not receive any salary or other compensation for his services other than directors' and committee meeting fees. Prior to Mr. Kuester, J. Alex Thramer served as Vice Chairman of the Board and Vice President since inception of the Company and Mr. Thramer did not receive any salary or other compensation for his services other than directors' and committee meeting fees.

3 Represents directors' and committee meeting fees received for Board of Directors and committee meetings in accordance with the Company's policy regarding the payment of directors' fees.

4     Represents reimbursement of mileage expenses.


      Gary Kuester is currently serving as the Company's President and Scott J. Carpenter is currently serving as its Vice President. In addition to payment of directors' fees, Mr. Kuester was paid $4,500 by the Company in 2004 for services provided to the Company described below. Mr. Carpenter is not under any written contract to provide services to the Company, and has received no compensation from the Company other than payment of directors' fees. The Company reimburses its officers for expenses incurred relating to services rendered on its behalf.

      On February 17, 2004, the Company Board of Directors approved, in accordance with the Company's Affiliated Transactions Policy, the payment of $2,250 per month to Gary Kuester in consideration of his acting on behalf of the Company as a political liaison. This arrangement ran through the end of the 2004 Nebraska Unicameral legislative session, which ended April 15, 2004.

      In December 2001, the Company adopted a policy pursuant to which the Company pays each director $100 per meeting as compensation for services and $.35/mile for mileage reimbursement. In December 2003, the Company revised the Board compensation policy, to provide that commencing January 1, 2004, directors will be paid $200 per meeting, if the director is present for the meeting through adjournment, otherwise the meeting fee remains at $100 per meeting. The Company also pays each director $50 per committee meeting.

      The Company does not have any compensatory security option plan for its executive officers and directors. None of the directors or officers of the Company have any options, warrants or other similar rights to purchase securities of the Company.

                         OWNERSHIP OF VOTING SECURITIES
                     BY DIRECTORS AND NOMINEES AND OFFICERS

      The following table sets forth the Membership Unit ownership for each of the directors and nominees for director as of May 1, 2004 (* = Less than 1% of the class of Membership Units):


                                                                                               UNITS
                                                                                            BENEFICIALLY            PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                                                           OWNED                 OF CLASS
------------------------------------                                                           -----                 --------

      CURRENT DIRECTORS AND MANAGEMENT
      --------------------------------
           Gary Kuester..........................................................................2                      *
           56723  835 Road
           Stanton, NE 68779

           Scott J. Carpenter...................................................................25                      *
           1306 Chase Ave.
           Creighton, NE 68729

           Fredrick J. Knievel .................................................................65(1)                   *
           RR 1, Box 196.......
           Clearwater, NE 68726

           Cory A. Furstenau ...................................................................24                      *
           RR 2, Box 131
           Tilden, NE 68781

           Mike Kinney. ........................................................................110(2)                  *
           51100 836 Road
           Elgin, NE 68636

           J. Alex Thramer ......................................................................50(3)                  *
           Box 278
           Ewing, NE 68735

           O. Kelly Hodson ......................................................................120(4)                 *
           807 Hill Street
           P.O. Box 40 Osmond, NE 68765

-------------------
(1) Includes 25 Membership Units held by him and his wife as joint tenants with respect to which Mr. Knievel may be regarded as having shared voting and dispositive power and also includes 10 Membership Units held by Mr. Knievel in a partnership with his brother with respect to which Mr. Knievel has shared voting and dispositive power.

(2) Includes 10 Membership Units held by him and his wife as joint tenants with respect to which Mr. Kinney may be regarded as having shared voting and dispositive power and also includes 100 Membership Units held by Kinney, Inc. for which Mr. Kinney has shared voting and dispositive power.

(3) Includes 25 Membership Units held by him and his wife as joint tenants with respect to which Mr. Thramer may be regarded as having shared voting and dispositive power.

(4) Includes 5 Membership Units held by Mr. Hodson with his son as joint tenants with respect to which Mr. Hodson may be regarded as having shared voting and dispositive power and also includes 35 Membership Units held by SENO Partnership f/b/o the Orville Kelly Hodson IRA. Does not include 35 Membership Units held by SENO Partnership f/b/o the Luella T. Hodson IRA, Mr. Hodson's wife for which Mr. Hodson disclaims beneficial ownership.

                                                                                                UNITS
                                                                                            BENEFICIALLY            PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                                                            OWNED                 OF CLASS
------------------------------------                                                            -----                 --------

      CURRENT DIRECTORS AND MANAGEMENT
      --------------------------------
           James Hall .............................................................................2,120(5)           13.83%
           26941 480th Ave.
           Sioux Falls, SD  57108

           David A. Kolsrud .......................................................................369(6)              2.40%
           RR 1 Box 58
           Beaver Creek, MN  56116

           Ronald A. Fick .........................................................................610(7)              3.98%
           RR 2 Box 92
           Luverne, MN 56156

           O. Wayne Mitchell.........................................................................-0-                -0-
           2001 Country Club Drive NE
           Willmar, MN 56201

           Stanley A. Gyberg.........................................................................908                 *
           RR 2, Box 188
           Luverne, MN  56156

           Robert Brummels...........................................................................400               2.61%
           56849 876 Road
           Coleridge, NE  68727

           Allen H. Sievertsen........................................................................69                 *
           P.O. Box 603
           Plainview, NE  68769

      CLASS I NOMINEE

           David Stearns.............................................................................105                 *
           1110 N. Kniss
           Luverne, MN 56156


---------------------

(5) This amount includes 510 membership units held indirectly by him as a member of The Better Energy Company, LLC. This amount also includes 1,500 membership units of CORN-er Stone Farmers Cooperative of which Mr. Hall is a director, with respect to which Mr. Hall may be regarded as having sole voting and dispositive power.

(6) This amount includes 239 membership units held indirectly by him as a member of The Better Energy Company, LLC. This amount does not include membership units of CORN-er Stone Farmer Cooperative of which Mr. Kolsrud is a member.

(7) This amount includes 510 membership units held indirectly by Mr. Fick as a member of The Better Energy Company, LLC.

(8) This amount does not include the 3,060 membership units owned by the Better Energy Company, LLC of which Mr. Gyberg owns 5.62%, nor any membership units of CORN-er Stone Farmers Coop, of which Mr. Gyberg is a director and Mr. Gyberg disclaims beneficial ownership of such membership units.

(9)The 6 membership units are held by Mr. Sievertsen and his wife as joint tenants with respect to which he may be regarded as having shared voting and dispositive power.

      The following table sets forth certain information as to the Membership Units beneficially owned by all executive officers and directors of the Company as a group (13 persons) as of May 1, 2004:

                                             AMOUNT AND NATURE OF
              TITLE OF CLASS                 BENEFICIAL OWNERSHIP             PERCENT OF CLASS
              --------------                 --------------------             ----------------
             Membership Units                      3,991(1)                         26.1%



(1) Includes 181 Membership Units with respect to which members of the group may be regarded as having shared voting power and/or shared investment power.


                              CERTAIN TRANSACTIONS
                     CERTAIN TRANSACTIONS AND OTHER MATTERS

      Conflicts of interest may arise in the future as a result of the relationships between and among its members, officers, directors and their affiliates, although its officers and directors have fiduciary duties to Husker Ag. Husker Ag does not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from conflicts of interest. The Company's Operating Agreement permits Husker Ag to enter into agreements with directors, officers, members and their affiliates, provided that any such transactions are on terms no more favorable to the directors, officers, members (or their affiliates) than generally afforded to non-affiliated parties in a similar transaction.

      The Company has adopted an Affiliated Transactions Policy, which provides as follows concerning transactions with affiliated persons or entities:

      All material affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties, and that all material affiliated transactions and loans, or any forgiveness of loans must:

            (a) must be approved by a majority of the Company's independent directors who do not have an interest in the transaction(s); or

            (b) must be approved by the affirmative vote of members holding a majority of the outstanding membership interests, excluding the membership interests of members having an interest in the transaction(s); or

            (c) be established to have been fair to the Company when the transaction is judged according to the circumstances at the time of the commitment.

      Notwithstanding anything in the Affiliated Transaction Policy to the contrary, all sales of corn and other feedstock by directors, officers, members or other affiliated parties to the Company, and all purchases of ethanol, distillers' grains and other co-products by directors, officers, members or other affiliated parties from the Company, shall not require any of the approvals described above, provided, the purchase or sale price is equal to the then current market price and the transaction is on terms no less favorable than those that can be obtained from unaffiliated third parties.

      On January 25, 2004, the Husker Ag Board of Directors adopted a Policy on Marketing which, among other things, provides that commencing April 1, 2004, no employee of Husker Ag, no member of the Board of Directors, and no person performing marketing functions for the Company, shall haul or have any ownership interest in trucks or entities which haul the Company's products.

      On November 12, 2002, Husker Ag entered into a Marketing Agreement with Jack G. Frahm ("Frahm") pursuant to which Frahm has sold and marketed Husker Ag's distiller grains and corn syrup. Under the terms of the Marketing Agreement, Husker Ag has paid Frahm a commission based on the total gross sales contracted for by Frahm and collected by Husker Ag with the commission rate established at 1.25% of total collections during the month. The Marketing Agreement expired on March 31, 2004 and has not been renewed by Husker Ag. Frahm was a member of its Board of Directors of the Company until his resignation effective February 17, 2004. The Marketing Agreement between Husker Ag and Frahm was approved in accordance with the Company's Affiliated Transactions Policy.

      On February 17, 2004, the Husker Ag Board of Directors approved the payment of $2,250 per month to Gary Kuester in consideration of his acting on behalf of the Company as a political liaison. This arrangement ran through the end of the 2004 Nebraska Unicameral legislative session, which ended April 15, 2004.

      O. Wayne Mitchell is an officer and employed by Fagen, Inc., which is the Company's design-build contractor. On November 30, 2001, Husker Ag executed its Design-Build Contract with Fagen, Inc., Granite Falls, Minnesota ("Fagen"). Under the Design-Build Contract, Fagen has been the Company's design-builder and responsible for the construction of the Husker Ag ethanol plant. The Company was responsible for construction of the administration building at the ethanol plant site; office, maintenance and power equipment required at the plant; and construction of an on-site rail spur. The Company also entered into a limited license to use the technology and information in the design and construction of the ethanol plant with ICM, Inc., a Kansas corporation.

      The Company broke ground at the plant site on November 16, 2001 and submitted a notice to proceed with construction to Fagen on December 20, 2001. Construction of the plant was completed and the Company began operating at its name-plate capacity of 20 million gallons per year during the 2nd quarter of 2003. The plant has continued to operate at or above name-plate capacity during the remainder of 2003, and management currently expects to maintain such operational capacity during 2004.

      Plant construction costs totaled approximately $27.66 million, excluding the purchase of the land, site development, construction of the administration building, and connection of a rail spur. The Design-Build Contract with Fagen included provisions for an incentive bonus to, or liquidated damages from, Fagen based on the scheduled project completion date. Based on the mutually agreed to completion date, Fagen was entitled to an incentive bonus of $356,000, and on June 5, 2003, the Company entered into a negotiable promissory note payable to Fagen in this amount in payment of the early completion incentive bonus.

      Except as set out in the Affiliated Transactions Policy regarding the sale of corn and purchases of ethanol and distillers grains, and except for the transactions described above, as of March 26, 2004, Husker Ag had not entered into any such agreements with any of its directors, officers, members or their affiliates.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the Section 16(a) reports furnished to the Company or on written representations that no reports were required, the Company believes that during fiscal year 2003, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% members were complied with.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth the names and certain information with respect to each person who, as of May 1, 2004, was known by the Company to be the beneficial or record owner of more than five percent (5%) of the Company's Membership Units:

         -------------------------- ----------------------------------------- ----------------------------- ---------------------
                                                 NAME AND ADDRESS                  AMOUNT AND NATURE OF       PERCENTAGE OF CLASS
                TITLE OF CLASS                  OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP
         -------------------------- ----------------------------------------- ----------------------------- ---------------------
                                    The Better Energy Company, LLC
         Membership Units           109 South Main                                         3,060                    19.98%
                                    Sioux Falls, South Dakota 57105
         -------------------------- ----------------------------------------- ----------------------------- ---------------------
                                    Miltona Bay, LLC
         Membership Units           108 Miller Circle                                       940                      6.14%
                                    Granite Falls, Minnesota 56241
         -------------------------- ----------------------------------------- ----------------------------- ---------------------
                                    CORN-er Stone Farmers Coop.
         Membership Units           502 S. Walnut                                          1,500                     9.79%
                                    P.O. Box 871
                                    Luverne, Minnesota  56156
         -------------------------- ----------------------------------------- ----------------------------- ---------------------


                      NOMINATIONS TO THE BOARD OF DIRECTORS

      In response to a request from the Company for nominees for directors to be elected at the 2004 Annual Meeting, the Company received the nominations of the following individuals to the Company's Board of Directors and each of the following nominees has consented to serve as director if elected. The following descriptions are based on information provided by the nominee.

      JOHN ANDERSON, 44, is a lifelong resident of Plainview, Nebraska. Mr. Anderson is currently the manager of the S&A Feedlot in Plainview and has registered cow-calf and quarter-horse operations. At the S&A Feedlot, Mr.
Anderson is in charge of the day to day operations, including managing the buying and selling of corn and hay, and has been with the company for 23 years. Mr. Anderson attended Concordia College in Seward County for two years, and the University of Nebraska in Lincoln for one year.

      DOUG HALL, 42, was born and raised in Neligh, Nebraska. Mr. Hall has been a farmer and a rancher for over 20 years, where he farms corn, soybeans, popcorn and alfalfa. Mr. Hall is a member of both the Corngrowers Association and the Soybean Association and was on the Extension Board in Antelope County for three years.

      CHRISTOPHER KALKOWSKI, 33, is currently both an officer in the Agricultural Lending Department of First National Bank in Omaha and manager of a ranch for Kalkowski Enterprises. Born and raised in Bassett, Nebraska, Mr. Kalkowski is a lifetime Nebraska resident, and in 1997 started Agrilinks, a small internet-based business which he and his wife run out of their home in an effort to bring technology to rural Nebraska. Mr. Kalkowski is a member of the Omaha Public Schools Ag Advisory Council, and the Nebraska Cattlemen's Association. Mr. Kalkowski graduated cum laude from Creighton University with a Bachelor of Science in Computer Science, and has obtained a Masters Degree in Business Administration from Bellevue University.

      THOMAS RUDLOFF, 41, is currently the Supervisor of Engineering Services and Purchases for the North Central Public Power District and owns a farm just outside of Creighton, Nebraska. Prior to becoming a supervisor, Mr. Rudloff worked at the North Central Public Power District for 15 years, holding a variety of positions. In addition, Mr. Rudloff owns and operates A to Z Storage. Mr. Rudloff was born and raised in Creighton, Nebraska. Mr. Rudloff is a current shareholder in Husker Ag, LLC, as well as a board member for the Nebraska Energy Federal Credit Union. Mr. Rudloff received a Bachelor of Science in Business Administration from Wayne State College, and will receive his Masters in Business Administration in May, 2004.

      LEONARD WOSTREL, 65, is a resident of Creighton, Nebraska and he currently operates farms in Pierce, Knox, and Antelope Counties where he farms 1500 acres raising corn and soybeans. Mr. Wostrel has been in the farming business for 40 years. Mr. Wostrel is very interested in renewable fuels and has taken two trips with the Business Advisory Council to Washington, D.C. to lobby for renewable fuel legislation.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      The Company's annual report for the fiscal year ended December 31, 2003, including financial statements, accompanies the mailing of this Proxy Statement, but it is not deemed a part of the proxy soliciting material.

      THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH MEMBER SOLICITED A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. A WRITTEN REQUEST FOR SUCH REPORT SHOULD BE DIRECTED TO GARY KUESTER, CHAIRMAN OF THE BOARD AND PRESIDENT, HUSKER AG, LLC, 510 WEST LOCUST STREET, P.O. BOX 10, PLAINVIEW, NEBRASKA 68769. SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT THE REQUESTING PARTY WAS A HOLDER OF RECORD OR A BENEFICIAL OWNER OF MEMBERSHIP UNITS IN THE COMPANY ON MAY 1, 2004. EXHIBITS TO THE 10-KSB WILL BE MAILED UPON SIMILAR REQUEST AND PAYMENT OF SPECIFIED FEES. THE 2003 FORM 10-KSB IS ALSO AVAILABLE THROUGH THE SEC'S WORLD WIDE WEB SITE (WWW.SEC.GOV).

                                  AUDIT MATTERS

      A representative of the firm of BKD, LLP is expected to be present at the Annual Meeting of Members. Such representative will have the opportunity to make a statement if he or she desires to do so and are expected to be available to respond to appropriate questions from members.

      Effective January 8, 2002, the Company dismissed Grant Thornton LLP ("Grant Thornton") as its independent accountants. The Company's Board of Directors recommended and approved the change in independent accountants. Grant Thornton audited the Company's financial statements for the period from inception (February 24, 2000) to December 31, 2000. Grant Thornton's report for the period ended December 31, 2000 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      Since inception, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its report. Husker Ag filed a current report on Form 8-K on January 15, 2002 reporting the change in its independent accountants and provided Grant Thornton with a copy of the disclosure it made in Item 4 of the January 15, 2002 Form 8-K. Grant Thornton furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agreed with the statements made by the Company in Item 4 of the January 15, 2002 Form 8-K. The Company filed a copy of Grant Thornton's letter as Exhibit 16.1 the January 15, 2002 Form 8-K.

      On July 23, 2002, the Company selected BKD, LLP as its independent accountants to audit its financial statements for the fiscal year ending December 31, 2003.

                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Any member of Husker Ag who desires to contact the Board of Directors, or any individual director, of Husker Ag may do so by writing to the Husker Ag, LLC Board of Directors, 54048 Highway 20, Plainview, Nebraska 68769. Communications should be addressed to the Chairman of the Board of Directors, or to the individual director's name.

      Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's Annual Meeting of Members, it encourages directors to attend. All current Husker Ag, LLC directors attended the 2003 Annual Meeting of Members.

                               MEMBERS' PROPOSALS

      Any member proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2005 Annual Meeting of Members must be received by the Company no later than January 15, 2005. The proposal must be in accordance with the provisions of 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail--return receipt requested. Members who intend to present a proposal at the 2005 Annual Meeting of members without including such proposal in the Company's Proxy Statement must provide the Company notice of such proposal no later than February 28, 2005. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS

      The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the Membership Units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/  Gary Kuester

                                         Gary Kuester,
                                         Chairman of the Board


May 7, 2004

TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2004 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX (402) 582-3888 OR IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                 HUSKER AG, LLC
                                54048 Highway 20
                            Plainview, Nebraska 68769

                                 REVOCABLE PROXY
                                       FOR
                         2004 ANNUAL MEETING OF MEMBERS
                                  JUNE 7, 2004

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HUSKER AG, LLC. The undersigned acknowledges receipt of the Notice of Annual Meeting of Members and the accompanying Proxy Statement, each dated May 7, 2004, and any adjournments thereof, and appoints Stanley Gyberg, James Hall, and Wayne Mitchell, and each of them with full power of substitution, as the proxies of the undersigned to represent the undersigned and to vote all membership units of Husker Ag, LLC which the undersigned would be entitled to vote if personally present at the Annual Meeting and any adjournments.

      This Proxy is revocable and the undersigned may revoke it at any time prior to the beginning of the Annual Meeting by giving by giving either personal or written notice of such revocation to Mr. Gary Kuester, Chairman of the Board and President of Husker Ag, LLC, at the Company's offices at 54048 Highway 20, Plainview, Nebraska 68769, or to the person designated as the Corporate Secretary, Fredrick Knievel, at the commencement of the Annual Meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

      NOTE: The proxies reserve the right to cumulate the votes cast by proxy in the director election and distribute them among the director nominees in their discretion. The proxies of the undersigned may vote according to their discretion on any other matter that may properly be brought before the Annual Meeting or any adjournment thereof.

      You may elect to fax this proxy to Husker Ag, LLC. A faxed copy of your signature is legally sufficient to count your vote by proxy. If you fax it back, there is no need to mail the original.


                PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY TO
                                 HUSKER AG, LLC

                      BY FAXING THE PROXY TO (402) 582-3888
                                       OR
                            MAILING THE PROXY IN THE
                    ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE

       REVOCABLE PROXY
            FOR
  2004 ANNUAL MEETING OF MEMBERS
        JUNE 7, 2004


PLEASE SIGN  EXACTLY AS NAME  APPEARS ON
YOU MEMBERSHIP CERTIFICATE. WHEN SIGNING
AS  ATTORNEY,  PERSONAL  REPRESENTATIVE,
TRUSTEE,  OR GUARDIAN,  PLEASE GIVE FULL
TITLE.  ALL JOINT  OWNERS  AND  TRUSTEES
MUST   SIGN.   IF   THE   SIGNER   IS  A
CORPORATION OR OTHER ENTITY, PLEASE SIGN
IN FULL THE  CORPORATION OR OTHER ENTITY
NAME,      BY      DULY       AUTHORIZED
OFFICER/REPRESENTATIVE.


___________________________________________________
Signature

___________________________________________________
Printed Name

___________________________________________________
Signature if held jointly/Signature of Co-Trustees

___________________________________________________
Printed Name

___________________________________________________
Signature if held jointly/Signature of Co-Trustees

___________________________________________________
Printed Name

Dated this ____ day of ______________________, 2004


--------------------------------------------------------------------------------

                    |X| Please mark vote as in this example.


PROPOSAL 1: ELECTION OF DIRECTORS

      |_| FOR all of the Class III nominees listed below (except as indicated) to serve a three year term


                    Gary Kuester                             Scott Carpenter
                    Fredrick Knievel                         David Stearns

      |_|   WITHHOLD AUTHORITY to vote for ALL nominees listed above

      |_|   WITHHOLD AUTHORITY to vote for the individual nominees listed above


        -----------------------------------------------------------------

      YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH CLASS III NOMINATED DIRECTOR.